CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Schedule of Investments (Unaudited)
December 31, 2023
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 56.5%
Gathering & Processing – 8.0%
Western Midstream Partners LP	2,480,552	$72,580,952
Pipeline Transportation | Natural Gas – 25.1%
Energy Transfer LP	8,757,936	120,859,518
Enterprise Products Partners LP	4,054,772	106,843,242
Total Pipeline Transportation | Natural Gas		227,702,760
Pipeline Transportation | Petroleum – 23.4%
MPLX LP	3,303,192	121,293,210
NuStar Energy LP	749,696	14,004,321
Plains All American Pipeline LP	5,121,433	77,589,710
Total Pipeline Transportation | Petroleum		212,887,241
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $358,895,214)		513,170,953
COMMON STOCKS – 44.9%
Compression – 0.5%
Kodiak Gas Services, Inc.	231,538	4,649,283
Gathering & Processing – 20.4%
AltaGas, Ltd.(a)	880,772	18,492,190
EnLink Midstream LLC	1,461,532	17,772,229
Equitrans Midstream Corp.	898,446	9,146,180
Hess Midstream LP	150,106	4,747,853
Keyera Corp.(a)	760,247	18,377,202
Targa Resources Corp.	753,309	65,439,953
The Williams Companies, Inc.	1,456,005	50,712,654
Total Gathering & Processing		184,688,261
Liquefaction – 6.1%
Cheniere Energy, Inc.	296,045	50,537,842
Golar LNG, Ltd.(a)	197,858	4,548,755
Total Liquefaction		55,086,597
Pipeline Transportation | Natural Gas – 12.4%
Kinder Morgan, Inc.	2,081,012	36,709,052
ONEOK, Inc.	718,397	50,445,837
TC Energy Corp.(a)	638,538	24,960,450
Total Pipeline Transportation | Natural Gas		112,115,339
Pipeline Transportation | Petroleum – 3.5%
Pembina Pipeline Corp.(a)	925,697	31,864,713
Renewables/Electric Generation – 2.0%
Atlantica Sustainable Infrastructure PLC(a)	846,245	18,194,268
TOTAL COMMON STOCKS (Cost $299,027,949)		406,598,461
Total Investments – 101.4% (Cost $657,923,163)		919,769,414
Liabilities in Excess of Other Assets – (1.4)%		(12,865,356)
TOTAL NET ASSETS – 100.0%		$906,904,058
The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)	Foreign security or a U.S. security of a foreign company.

Abbreviations:
LP	Limited Partnership

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. Brookﬁeld Public Securities Group LLC (the “Adviser”) oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$513,170,953	$-	$-	$513,170,953
Common Stocks	406,598,461	-	-	406,598,461
Total Investments	$919,769,414	$-	$-	$919,769,414

For further information regarding security characteristics, see the Schedule of Investments.